177790.1

               NINTH AMENDMENT TO LOAN AGREEMENT
                       AND LOAN DOCUMENTS



      This Ninth Amendment to Loan Agreement and Loan Documents (the "Agreement") is among LANCER CORPORATION, a Texas corporation (the "Borrower"), LANCER INTERNATIONAL SALES, INC., a Texas corporation ("Lancer International"), LANCER LIMITED ("Lancer Limited") and FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender").


                        R E C I T A L S


      WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated July 24, 1991 (the "Original Loan Agreement"), the terms and provisions of which Original Loan Agreement are incorporated in this Agreement by this reference for all purposes;

      WHEREAS, the Borrower and the Lender amended the Original Loan Agreement in an Amendment to Loan Agreement and Loan Documents (the "First Amendment") dated effective May 15, 1992, in a Second Amendment to Loan Agreement and Loan Documents dated effective May 15, 1993 (the "Second Amendment"), in a Third Amendment to Loan Agreement and Loan Documents dated effective April 8, 1994 (the "Third Amendment"), in a Fourth Amendment to Loan Agreement and Loan Documents dated effective July 29, 1994 (the "Fourth Amendment"), in a Fifth Amendment to Loan Agreement and Loan Documents dated effective November 8, 1994 (the "Fifth Amendment"), in a Sixth Amendment to Loan Agreement and Loan Documents dated effective June 30, 1995 (the "Sixth Amendment"), in a Seventh Amendment to Loan Agreement and Loan Documents dated effective August 1, 1995 (the "Seventh Amendment") and most recently in an Eighth Amendment to Loan Agreement and Loan Documents dated effective December 29, 1995 (the "Eighth Amendment"), the terms and provisions of which First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment and Eighth Amendment are incorporated into this Agreement by this reference for all purposes (all subsequent references to the Original Loan Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Agreement being collectively referred to herein as the "Loan Agreement");

      WHEREAS, the Loan Agreement concerns all of the Loans from the Lender to the Borrower, including specifically, an existing
Revolving Note in the principal sum of $10,000,000.00;

      WHEREAS, the Loans are secured by the Collateral described in the Loan Documents, which Loan Documents include, without limitation, a Security Agreement dated July 24, 1991, executed by the Borrower in favor of the Lender, which covers, in part, the Borrower's Inventory and Accounts, and a Security Agreement dated effective May 15, 1992, executed by Lancer International in favor of the Lender, which covers, in part, Lancer International's Inventory and Accounts;

     WHEREAS, the Borrower has requested that the Lender increase the $10,000,000.00 Revolving Note to $12,000,000.00, all in
accordance with the terms stated in this Agreement;

     WHEREAS, the Borrower and the Lender desire, as evidenced by this Agreement, to make certain amendments to the Loan Agreement and to ratify the continued force and effect of the Loan
Documents;

       NOW, THEREFORE, in consideration of the financial accommodations extended to the Borrower by the Lender and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the undersigned, the Borrower, the Subsidiaries and the Lender agree as follows:

     1.    The first sentence of Section 1.1 of the Original Loan
          Agreement is restated as follows:

                1.1. Description of the Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties made by the Borrower, the Lender agrees (a) to make available to the Borrower (i) a $12,000.000.00 revolving credit as evidenced by a revolving promissory note (the "Revolving Note") in substantially the form attached hereto as Exhibit "A" and (ii) a $5,000,000.00 term credit as evidenced by a promissory note (the "Term Note") in the form attached hereto as Exhibit "E", and
          (b) to make available to Nueva Distribuidora Lancermex S.A. de C.V. a $2,500,000.00 term credit as evidenced by a promissory note (the "Lancermex Note") in substantially the form attached hereto as Exhibit "F".

     2.         The  following Section 1.2 of the  Original  Loan
          Agreement is restated as follows:

                1.2   Borrowing  Base under the  Revolving  Note.
          Advances on the Revolving Note will be limited to an amount equal to the lesser of (a) the sum of (i) eighty percent (80%) of the Borrower's Eligible Accounts and
          (ii) thirty-five percent (35%) of the Borrower's Inventory, or (b) $12,000,000.00 (the "Borrowing Base"); provided; however, for purposes of calculating the Borrowing Base only, the amount included within the Borrower's Inventory shall not exceed $20,000,000.00 and the amount of foreign Accounts included within the Borrower's Eligible Accounts shall not exceed $3,125,000.00 (excluding from this foreign Account "cap" the Insured Accounts as defined in the last parenthetical phrase of the following sentence). As used in the prior sentence, the term "Eligible Accounts" shall mean all Accounts, except for (i) Accounts owed by Subsidiaries or Affiliates of the Borrower, (ii) contra Accounts, (iii) domestic Accounts which remain unpaid after ninety (90) days from the date of invoice, (iv) those Accounts owed by any Account Debtor if more than twenty-five percent (25%) of such Account Debtor's Account remains unpaid after ninety (90) days from the date of invoice (excluding from the prior exception Accounts owed by Coca Cola USA and Coca Cola Foods and those from any foreign Account Debtors that are Coca Cola bottlers or entities in which Coca Cola has at least a twenty-five percent ownership stake to the extent the Accounts of such foreign Account Debtors are not more than sixty days past due from a maximum due date of one hundred eighty days from the date of invoice), (v) Accounts owed by any Account Debtor other than Coca-Cola to the extent such Account Debtor's Account exceeds ten percent (10%) of all Accounts, (vi) Accounts of the U.S. government and its agencies which are subject to the Assignment of Claims Act, (vii) Accounts from any foreign Account Debtor to the extent such foreign Account Debtor's Account exceeds $1,200,000.00, (viii) and Accounts from foreign Account Debtors that are not Coca-Cola bottlers or entities in which Coca-Cola has at least a twenty-five percent (25%) ownership stake (excluding from this last exception only those specific foreign Accounts secured by letters of credit acceptable to the Lender and those insured under the First Interstate Foreign Assurance Export Program or other comparable program approved in advance and in writing by the Lender, which specific foreign Accounts are sometimes referred to herein as the "Insured Accounts"). Upon request by the Lender, and in any event within forty-five (45) days after the end of each calendar month, the Borrower shall furnish the Lender with a Borrowing Base Certificate substantially in the form of Exhibit "B". The Lender may determine and redetermine the Borrowing Base as often as daily. Each determination of the Borrowing Base shall be made by the Lender in its sole discretion and as a matter of its own judgment.

     3. Exhibits "A" and "B" attached to the Loan Agreement are replaced by Exhibits "A" and "B" attached to this Agreement.

     4. The Borrower reaffirms the representations and warranties contained in Section 3 of the Loan Agreement and confirms that said representations and warranties are true and correct as of the effective date of this Agreement.

     5. The Borrower ratifies, affirms, acknowledges and agrees that the Loan Documents, and each and every document and instrument which secures payment of the Loans, represent the valid, enforceable, and collectible obligations of the parties thereto and further acknowledge that there are no existing claims, defenses, whether personal or otherwise, or rights of set-off whatsoever with respect to any of the instruments or documents described specifically or by reference in this Agreement, and the Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a Default under the Loan Agreement either with or without notice or lapse of time.

     6. The Loan Documents and all other documents and instruments executed in connection with the Loans shall be governed and construed according to the laws of the State of Texas from time to time in effect, except to the extent United States federal law preempts Texas law.

     7. This Agreement shall be binding upon and inure to the benefit of the Lender, the Borrower and the Subsidiaries and their respective heirs, successors and assigns.

     8. Agreement for Binding Arbitration. The parties agree to be bound by the terms and provisions of the current Arbitration Program of First Interstate Bank of Texas, N.A., which is incorporated by reference herein and is acknowledged as received by the parties, pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of either party.

      EXECUTED in multiple counterparts effective as of April 1, 1996.

                              LANCER CORPORATION, a Texas
                              corporation


                              By:    /s/ John P. Herbots

                              Name:  John P. Herbots

                              Title: Vice President Finance


                              LANCER INTERNATIONAL SALES, INC.,
                              a Texas corporation


                              By:    /s/ John P. Herbots

                              Name:  John P. Herbots

                              Title: Vice President Finance


                              LANCER LIMITED


                              By:    /s/ George F. Schroeder

                              Name:  George F. Schroeder

                              Title: President


                               FIRST  INTERSTATE BANK  OF  TEXAS, N.A.


                              By:  /s/ Scott Adams

                              Name: Scott Adams

                              Title: Assistant Vice President

1093-39
                   BORROWING BASE CERTIFICATE

       The undersigned, the __________________ of LANCER CORPORATION, a Texas corporation (the "Borrower") hereby certifies pursuant to the Loan Agreement dated July 24, 1991, as amended by instruments dated effective May 15, 1992, May 15, 1993, April 8, 1994, July 29, 1994, November 8, 1994, June 30,
1995,  August  1,  1995, December 29, 1995, and  April  1,  1996,
respectively, between the Borrower, Lancer International Sales, Inc., Lancer Limited and FIRST INTERSTATE BANK OF TEXAS, N.A. (the "Lender"), that:

      (a) The representations and warranties contained in the Agreement are correct as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date);

     (b) No event has occurred and is continuing, or will result from any requested advance from the Lender, which constitutes a breach of the Agreement;

          (c)                           Cash Flow Coverage Ratio:     __________
               (not less than 1.50);

          (d)                                    Working Capital:     $_________
               (not less than $9,500,00.00);

          (e)                            Debt to Net Worth Ratio:     __________
               (not greater than 1.30);

          (f)                                  Minimum Net Worth:     $_________
               (not less than $21,000,000.00);

       (g)   The  total  amount  of  the  requested  advance   is
$________________.

     Calculation of Borrowing Base:

Domestic Accounts:                 $________________

Foreign Accounts:                  $________________

     Total Accounts:               $________________

Eligible Foreign Accounts
 (not to exceed $3,125,000,
  exclusive of the Insured
  Accounts):                       $________________

Eligible Domestic Accounts:        $________________

Total Eligible Accounts:           $________________

          (i)  Eighty percent (80%) of
                                               Eligible Accounts:     $_________


     Inventory                      $_______________

          (ii) Thirty-five percent (35%) of
             Inventory (not to
                                            exceed $7,000,000.00)     $_________

     Borrowing Base (Sum of (i) and
     (ii):                                         $_____________

     Unpaid principal balance of Revolving Note:   $(___________)

     Amount Available:                             $_____________

The  financial  information  contained  in  this  Borrowing  Base
Certificate   is  based  upon  the  Borrower's  results   as   of
______________, 199___, which is the date of the most recent information available.


     EXECUTED effective as of _______________, 1996.


                              LANCER CORPORATION,
                              a Texas corporation



                              By:     /s/ George F. Schroeder

                              Name:   George F. Schroeder

                              Title:  President